SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 22, 2000
                                                          -------------

                          COMMISSION FILE NUMBER 0-7570


DELAWARE                   CANANDAIGUA BRANDS, INC.               16-0716709
                                AND ITS SUBSIDIARIES:
NEW YORK                   BATAVIA WINE CELLARS, INC.             16-1222994
NEW YORK                   CANANDAIGUA WINE COMPANY, INC.         16-1462887
NEW YORK                   CANANDAIGUA EUROPE LIMITED             16-1195581
ENGLAND AND WALES          CANANDAIGUA LIMITED                    98-0198402
NEW YORK                   POLYPHENOLICS, INC.                    16-1546354
NEW YORK                   ROBERTS TRADING CORP.                  16-0865491
NETHERLANDS                CANANDAIGUA B.V.                       98-0205132
DELAWARE                   FRANCISCAN VINEYARDS, INC.             94-2602962
CALIFORNIA                 ALLBERRY, INC.                         68-0324763
CALIFORNIA                 CLOUD PEAK CORPORATION                 68-0324762
CALIFORNIA                 M.J. LEWIS CORP.                       94-3065450
CALIFORNIA                 MT. VEEDER CORPORATION                 94-2862667
DELAWARE                   BARTON INCORPORATED                    36-3500366
DELAWARE                   BARTON BRANDS, LTD.                    36-3185921
MARYLAND                   BARTON BEERS, LTD.                     36-2855879
CONNECTICUT                BARTON BRANDS OF CALIFORNIA, INC.      06-1048198
GEORGIA                    BARTON BRANDS OF GEORGIA, INC.         58-1215938
ILLINOIS                   BARTON CANADA, LTD.                    36-4283446
NEW YORK                   BARTON DISTILLERS IMPORT CORP.         13-1794441
DELAWARE                   BARTON FINANCIAL CORPORATION           51-0311795
WISCONSIN                  STEVENS POINT BEVERAGE CO.             39-0638900
ILLINOIS                   MONARCH IMPORT COMPANY                 36-3539106
(State or other            (Exact name of registrant as         (I.R.S. Employer
jurisdiction of            specified in its charter)             Identification
incorporation or                                                 No.)
organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (716) 218-2169
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     Canandaigua Brands, Inc. released the following information on June 22, 2000 regarding its first quarter 2001 results:

            CANANDAIGUA BRANDS REPORTS RECORD FIRST QUARTER RESULTS

FAIRPORT, NEW YORK, JUNE 22, 2000 - Canandaigua Brands, Inc. (NYSE: CDB and CDB.B), today reported net income of $18 million for the three months ended May 31, 2000 ("First Quarter 2001"), an increase of 26 percent over net income of $14 million for the three months ended May 31, 1999 ("First Quarter 2000"), excluding the after-tax impact of nonrecurring charges of approximately $3 million taken in First Quarter 2000. Earnings per share on a diluted basis grew by 25 percent to $0.96 per share versus First Quarter 2000 earnings per share of $0.77, excluding the after-tax impact of nonrecurring charges. Net income and earnings per share including nonrecurring charges were $11 million and $0.59, respectively, for First Quarter 2000.
     Richard Sands, Chairman and Chief Executive Officer of Canandaigua Brands, said, " We continue to deliver top line growth across multiple businesses which is contributing positively to our performance. The success of our recent acquisition strategy is clearly demonstrated in our results as we once again reported record sales and profits. Industry dynamics continue to look favorable, and in particular, demand for beer and fine wines is still strong after recent price increases. Our healthy cash flow is further strengthening the balance sheet, positioning the Company to continue our track record of double-digit earnings growth."

CONSOLIDATED RESULTS
     Net sales reached $586 million in First Quarter 2001, a 10 percent increase over net sales of $530 million reported for First Quarter 2000. Net sales growth was driven primarily by the inclusion of the Black Velvet and Franciscan Estates (including Simi) acquisitions (completed in April 1999 and June 1999, respectively) for the full quarter. Net sales increases in beer, Matthew Clark wholesale and Barton's remaining spirits portfolio also contributed to the growth in net sales.
     Gross profit grew to $184 million in First Quarter 2001 from $156 million in First Quarter 2000, an increase of $28 million, or 18 percent. The gross profit improvement can be attributed primarily to the Black Velvet and Franciscan Estates acquisitions, as well as increased beer sales. As a percent of net sales, gross profit increased by 200 basis points to 31 percent from 29 percent in First Quarter 2000. The gross margin improvement was related to sales of higher margin products, specifically Black Velvet and the Franciscan Estates portfolio.
     Selling, general and administrative expenses increased by 14 percent to $126 million in First Quarter 2001 from $111 million in First Quarter 2000. The increase was primarily related to the Black Velvet and Franciscan Estates acquisitions.
     Operating income in First Quarter 2001 grew to $57 million versus $46 million in First Quarter 2000, an increase of 26 percent, excluding the pretax nonrecurring charges of approximately $6 million in First Quarter 2000. Operating income for the First Quarter 2000 including nonrecurring charges was $40 million.

     As a result of the above factors, net income increased by 26 percent to $18 million from $14 million (excluding the after-tax impact of nonrecurring charges) in First Quarter 2000. Earnings per share on a fully diluted basis for First Quarter 2001 were $0.96 compared with fully diluted earnings of $0.77 per share (excluding the after-tax impact of nonrecurring charges) in First Quarter 2000. Including the after-tax impact of nonrecurring charges, fully diluted earnings per share were $0.59 for First Quarter 2000.

BARTON
     Barton's net sales for First Quarter 2001 grew by 17 percent to $236 million compared with First Quarter 2000 net sales of $201 million. Specifically, spirits net sales, led by Black Velvet, grew 34 percent in First Quarter 2001. On a pro forma basis, sales of branded products from the Black Velvet acquisition grew 20 percent in First Quarter 2001. The spirits portfolio, exclusive of the Black Velvet brands, grew by 6 percent while beer sales, led by the Mexican beer brands, grew by 11 percent.
     Operating income reached $39 million in First Quarter 2001 compared with $31 million in First Quarter 2000, an increase of 23 percent. The increase can be attributed to the inclusion of products related to the Black Velvet acquisition for the full quarter along with volume increases in beer and spirits.

CANANDAIGUA WINE
     Canandaigua Wine's net sales for First Quarter 2001 were $162 million, declining slightly from First Quarter 2000 net sales of $164 million. The decline can be attributed to a decrease in grape juice concentrate sales, while branded wine sales were unchanged against the comparable quarter last year.
     Operating income for First Quarter 2001 was $8 million, virtually unchanged versus the comparable quarter a year ago, excluding the pretax nonrecurring charges of approximately $3 million recorded in First Quarter 2000. Operating income for the First Quarter 2000 including nonrecurring charges was $6 million.

MATTHEW CLARK
     Net sales for Matthew Clark grew by 2 percent to $170 million for First Quarter 2001 versus $167 million in the comparable quarter a year ago. Increases in Matthew Clark's wholesale business were partially offset by declines in Matthew Clark's branded business.
     Operating income of $10 million for First Quarter 2001, was essentially unchanged versus the comparable quarter a year ago, excluding the pretax nonrecurring charges of approximately $3 million reported in First Quarter 2000. Including nonrecurring charges, First Quarter 2000 operating income was $7 million.

FRANCISCAN
     Net sales and operating income for First Quarter 2001 were $22 million and $5 million, respectively. Net sales for First Quarter 2001 grew by 15 percent when compared with pro forma net sales for First Quarter 2000. The Franciscan acquisition and Simi acquisition, both of which are being managed and reported together as the Franciscan Estates division of the Company, were completed in June 1999. Therefore, Franciscan Estates' results for First Quarter 2001 are all incremental when compared with First Quarter 2000.

     Canandaigua Brands, Inc., headquartered in Fairport, New York, is a leader in the production, marketing and distribution of beverage alcohol products in North America and the United Kingdom. The Company markets more than 185 premier brands, including imported beers, wines, spirits, cider and bottled water, and is a leading drinks wholesaler in the United Kingdom. Canandaigua Brands can be found on the Internet at www.cbrands.com.

--------------------------------------------------------------------------------

                    CONSOLIDATED FINANCIAL STATEMENTS FOLLOW

                   CANANDAIGUA BRANDS, INC., AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                May 31, 2000   February 29, 2000
                                                (unaudited)        (audited)
                                                ------------   -----------------
ASSETS
------
CURRENT ASSETS:
  Cash and cash investments                      $   14,024       $   34,308
  Accounts receivable, net                          334,731          291,108
  Inventories, net                                  601,733          615,700
  Prepaid expenses and other current assets          52,106           54,881
                                                 ----------       ----------
    Total current assets                          1,002,594          995,997
PROPERTY, PLANT AND EQUIPMENT, net                  530,991          542,971
OTHER ASSETS                                        793,515          809,823
                                                 ----------       ----------
  Total assets                                   $2,327,100       $2,348,791

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES:
  Notes payable                                  $   10,000       $   26,800
  Current maturities of long-term debt               56,508           53,987
  Accounts payable                                  129,376          122,213
  Accrued excise taxes                               41,212           30,446
  Other accrued expenses and liabilities            207,052          204,771
                                                 ----------       ----------
    Total current liabilities                       444,148          438,217
LONG-TERM DEBT, less current maturities           1,205,705        1,237,135
DEFERRED INCOME TAXES                               115,337          116,447
OTHER LIABILITIES                                    32,366           36,152
STOCKHOLDERS' EQUITY                                529,544          520,840
                                                 ----------       ----------
  Total liabilities and stockholders' equity     $2,327,100       $2,348,791

                   CANANDAIGUA BRANDS, INC., AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (in thousands, except per share data)

                                        Three Months    Three Months
                                           Ended           Ended
                                        May 31, 2000    May 31, 1999    Percent
                                        (unaudited)     (unaudited)     Change
                                        ------------    ------------    -------

Gross sales                              $ 774,522       $ 704,990         10%
Net sales                                $ 585,580       $ 530,169         10%
Cost of product sold                      (401,707)       (374,046)         7%
                                         ---------       ---------
    Gross profit                           183,873         156,123         18%
Selling, general and administrative
  expenses                                (126,409)       (110,502)        14%
Nonrecurring charges                           -            (5,510)        N/A
                                         ---------       ---------
    Operating income                        57,464          40,111         43%
Interest expense, net                      (27,627)        (22,034)        25%
                                         ---------       ---------
    Income before income taxes              29,837          18,077         65%
Provision for income taxes                 (11,935)         (7,231)        65%
                                         ---------       ---------
    Net income                           $  17,902       $  10,846         65%

Earnings per common share:
    Basic                                $    0.98       $    0.60         63%
    Diluted                              $    0.96       $    0.59         63%
Weighted average common shares
  outstanding:
    Basic                                   18,230          17,977          1%
    Diluted                                 18,598          18,447          1%
Segment Information:
Net sales:
    Barton
      Beer                               $ 163,134       $ 146,611         11%
      Spirits                               72,546          54,139         34%
                                         ---------       ---------
         Net sales                       $ 235,680       $ 200,750         17%
    Canandaigua Wine
      Branded                            $ 144,566       $ 144,391          0%
      Other                                 17,812          19,168         -7%
                                         ---------       ---------
         Net sales                       $ 162,378       $ 163,559         -1%
    Matthew Clark
      Branded                            $  69,615       $  74,375         -6%
      Wholesale                             99,923          92,422          8%
                                         ---------       ---------
         Net sales                       $ 169,538       $ 166,797          2%
    Franciscan                           $  21,889       $     -           N/A
    Corporate Operations and Other       $   1,085       $     885         23%
    Intersegment eliminations            $  (4,990)      $  (1,822)       174%
                                         ---------       ---------
Consolidated net sales                   $ 585,580       $ 530,169         10%

Operating Income:
    Barton                               $  38,835       $  31,497         23%
    Canandaigua Wine                         7,981           5,607         42%
    Matthew Clark                           10,374           7,330         42%
    Franciscan                               5,416             -           N/A
    Corporate Operations and Other          (5,142)         (4,323)        19%
                                         ---------       ---------
Consolidated operating income            $  57,464       $  40,111         43%

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CANANDAIGUA BRANDS, INC.

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Executive Vice
                                             President and Chief Financial
                                             Officer


                                  SUBSIDIARIES


                                        BATAVIA WINE CELLARS, INC.

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA WINE COMPANY, INC.

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA EUROPE LIMITED

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA LIMITED

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Finance Director
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)


                                        POLYPHENOLICS, INC.

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        ROBERTS TRADING CORP.

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, President and
                                             Treasurer

                                        CANANDAIGUA B.V.

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Authorized
                                             Representative


                                        FRANCISCAN VINEYARDS, INC.

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        ALLBERRY, INC.

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        CLOUD PEAK CORPORATION

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        M.J. LEWIS CORP.

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        MT. VEEDER CORPORATION

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        BARTON INCORPORATED

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                        BARTON BRANDS, LTD.

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BEERS, LTD.

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF CALIFORNIA, INC.

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF GEORGIA, INC.

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON CANADA, LTD.

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON DISTILLERS IMPORT CORP.

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON FINANCIAL CORPORATION

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        STEVENS POINT BEVERAGE CO.

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        MONARCH IMPORT COMPANY

Dated:  June 22, 2000                   By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None